Principal Funds, Inc.
Supplement dated December 15, 2017
to the Statutory Prospectus dated June 12, 2017
(as supplemented September 15, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Under the Active Management section, add the following as the third paragraph:
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Delete the first paragraph under Preferred Securities and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities may pay fixed rate or adjustable rate dividends and generally have "preference" over common stock in the payment of dividends, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.

MANAGEMENT OF THE FUNDS

Replace the paragraph under the Cash Management Program section with the following:
For each Fund, PGI may invest uninvested cash in money market funds, including the Government Money Market Fund, or lend it to other Funds pursuant the Funds' interfund lending facility.

REDEMPTION OF FUND SHARES

Delete the third paragraph, and replace with the following:
Principal Funds typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption order is received in proper form. Although you can redeem your shares at any time, if you purchased shares by check or ACH, your redemption payment for such shares may be delayed for seven days after the purchase to make sure your recent purchase has cleared. In order to redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone.

EXCHANGE OF FUND SHARES
Delete the entire section and replace with the following:
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Class R-6 Shares. A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Principal Funds, Inc. Money Market Fund,

•	the share class of such other Fund is available through the intermediary,

•	the share class of such other Fund is available in the shareholder's state of residence, and

•
with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.

With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, except shares of the Money Market Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:

•	exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds’ transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds’ transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.

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